                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 25, 2006

                                   SWMX, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                           333-130586               20-5296949
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

           1 Bridge Street
            Irvington, NY                                               10533
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (914) 406-8400

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          (Former name or former address, if changed since last report)

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         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         SWMX,  Inc.,  a Delaware  corporation,  hereby  amends and restates the disclosure  contained  under Item 4.01 in its  Current  Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on July 27, 2006 as follows:

ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective  July  26,  2006,  we  dismissed  Morgan  &  Company  as  our independent  accountants.  Morgan & Company had  previously  been engaged as the principal  accountant  to audit our  financial  statements.  The  reason for the dismissal of Morgan & Company is that,  following the consummation of the Merger on July 26, 2006,  (i) the former  stockholders  of SWMX owned a majority of the outstanding shares of our common stock and (ii) our primary business unit became the business  previously  conducted by SWMX. The independent  registered  public accounting  firm of SWMX was the firm of Amper  Politziner  &  Mattia,  P.C.  We believe that it is in our best interest to have Amper Politziner & Mattia,  P.C.
continue to work with our business, and we therefore retained Amper Politziner &
Mattia, P.C. as our new independent registered public accounting firm, effective as of July 26, 2006.

         The  decision  to  change  accountants  was  approved  by our  board of directors on July 26, 2006. From inception  through July 26, 2006, there were no disagreements  with Morgan & Company on any matter of  accounting  principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Morgan & Company, would have caused it to make reference to the matter in connection with its reports.  Morgan & Company's audit  report  for the  period  ended  October  31,  2005,  our  only  principal accountant's  report  for our  financial  statements  for either of the past two years,  did not contain an adverse  opinion or  disclaimer  of opinion,  nor was modified as to uncertainty, audit scope, or accounting principles.

         SWMX has made the contents of this Current Report on Form 8-K available to  Morgan &  Company  and  requested  it to  furnish  a letter to the SEC as to whether  Morgan & Company  agrees or  disagrees  with,  or wishes to clarify our expression of their views. A copy of Morgan & Company's  letter to the SEC dated
August 2, 2006 is included as Exhibit 16.1 to this Current Report on Form 8-K.

         As of July 26, 2006, Amper Politziner & Mattia, P.C. was engaged as our
new  independent  registered  public  accountants.   The  appointment  of  Amper
Politziner & Mattia, P.C. was approved by our board of directors. From April 15,
2005  (inception)  through July 26, 2006, we did not consult Amper  Politziner &
Mattia, P.C. regarding either: (i) the application of accounting principles to a specific  completed or  contemplated  transaction,  or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the  subject of a  disagreement  as defined  in Item  304(a)(1)(iv)  of
Regulation S-B.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

         The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

         Exhibit No.                        Description
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            16.1        Letter from Morgan & Company, dated as of August 2, 2006

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 2, 2006                                SWMX, INC.

                                                     By: /s/ James Caci
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                                                         James Caci
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                        Description
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            16.1        Letter from Morgan & Company, dated as of August 2, 2006